SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                               FORM 8-K-A1


                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         September 25, 1996
                           Date of Report
                  (Date of Earliest Event Reported)

                       G/O INTERNATIONAL, INC
       (Exact Name of Registrant as Specified in its Charter)

   Colorado              0-24688              76-0025986
(State or other  (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)


                          11849 Wink
                     Houston, Texas 77024
           (Address of Prinicpal Executive Offices)


                  Registrant's Telephone Number
                      (713) 783-1204

                               N/A
 (Former Name or Former Address if changed Since Last Report)



Item 1.  Changes in Control of Registrant.

None; not applicable.

Item 2. Acquisition or Disposition of Assets.

Pursuant to a Reorganization Plan and Agreement ("Plan") dated September 17, 1996, between and among: (i) the Company, (ii) G/O International Group (USA) Inc., a Delaware corporation, that, prior to the Reorganization described herein, was the Company's wholly owned subsidiary ("G/O Group"), (iii)
Leather Leather, Inc., a Texas corporation, ("LLI") and (iv) Kent Bouldin, the beneficial owner of 10,000 shares of capital stock of LLI which constitutes 100% of the issued and outstanding capital stock of LLI ("LLI Shareholders"), G/O Group exchanged, in a stock for stock exchange, a total of 8,000,000 shares of its $0.0001 par value per share common stock for a total of 10,000 shares or 100% of the issued and outstanding shares of capital stock of LLI, making LLI a wholly owned subsidiary of G/O Group. No cash or other consideration was tendered in connection with the Reorganization.

Upon completion of the Reorganization, G/O Group had a total of 10,000,000 of its $0.0001 par value per share common stock issued and outstanding, of which a total of 8,000,000 shares or 80% are held by the LLI Shareholder and 2,000,000 shares or 20% are held by the Company.

In connection with the completion of the Plan:

1. G/O Group changed its name to "Leather Leather, Inc."

2. John L. Burns, one of G/O Group's two directors, resigned, and the other member of the Board of Directors were replaced by the following five person Board of Directors who were nominated to serve until the next election of directors or until their replacement is duly qualified:

                Name
             Kent Bouldin
             Samuel Bono
             Ray Wilkins
             Bill Rodgers
             Anthony Lynn

3. The Company distributed a total of 2,000,000 of the $0.0001 par value per share common stock of G/O Group held by it to Thomas Pritchard, Esq. of the Law Firm of Brewer & Pritchard, as escrow agent, ("Escrow Agent"), who, according to the terms of a Dividend Escrow Agreement entered into between the Company and the Escrow Agent, will in turn distribute such shares of G/O Group to the shareholders of the Company, and/or their assigns as of July 17, 1996 (the "Dividend Record Date"), upon registration of such class of shares by G/O Group with the United States Securities Exchange Commission ("SEC")either pursuant to the Securities Act of 1933, as amended, or pursuant to registration under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Dividend Escrow").

As the result of the Reorganization, the Company divested a total of 80% of its interest in G/O Group through the issuance of 8,000,000 shares of the $0.0001 par value per share of G/O Group to the LLI Shareholder in exchange for 100% interest in LLI. Further, such 20% interest, represented by 2,000,000 of the $0.0001 par value per share common stock of G/O Group, have been distributed to the Company's shareholders as of July 17, 1996, subject to G/O Group's registering its shares of par value $0.0001 par value per share common stock with the SEC pursuant the 1933 Act, or pursuant to Section 12(g) of the 1934 Act.

To the best knowledge of the Company's management, no LLI Shareholder and no member of the management of LLI are the holders of any shares of the Company's $0.01 par value per share common stock and the only interest held by the LLI Shareholder in G/O Group was acquired under the Plan. The following table sets forth the name and address of the LLI Shareholder and his respective interest acquired in G/O Group pursuant to the Plan, to wit:

                                                 Number of
Name and Address of LLI Shareholder       G/O Group Shares Acquired
Kent Bouldin
6724 Pebble Beach Drive
Plano, Texas 75043                          8,000,000 Shares


G/O Group now known as "Leather Leather, Inc.," through its subsidiary Leather Leather, Inc., a Texas corporation, is a vertically integrated manufacturer and retailer of high quality leather specialty furniture, employing a strategy of distinguishing itself from other leather furniture stores by offering customers a larger selection of leather furniture products, at affordable prices, utilizing its state-of-the-art manufacturing facility.

Item 3.  Bankruptcy or Receivership.

None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

None; not applicable.

Item 5.  Other Events.

None; not applicable.

Item 6.  Resignations of Registrant's Directors.

See Item 2 above.

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Compiled consolidated financial statements for the nine months ended September 30, 1996, and for the period from inception (April 1, 1995) to December 31, 1995

(b) Pro-forma Financial Information.

Proforma financial statements of G/O International, Inc.; Leather Leather, Inc.; and Valle Grande S.A. de C.V. at June 30, 1996.*

       * For financial statements of Valle Grande S.A. de C.V., see the Company's Current Report on Form 8-K-A1, dated August 7, 1996.

(c) Exhibits.

Description of Exhibit*                      Exhibit
                                             Number

Agreement and Plan of Merger                    2

     * Schedule A-G/O International, Inc.-subsidiaries
     * Schedule B-G/O Internaitonal, Inc.-documents
                  filed with the Securities and
                  Exchange Commission and changes
       Exhibit 1-Leather Leather, Inc. Financial Statements
                 Six Months Ended June 30, 1996 and the
                 Period from Inception (April 1, 1995) to
                 December 31, 1995
       Exhibit 2-Investment Letter
       Exhibit 3-Finders

Dividend Escrow Agreement                       10.1

Closing Certificate of G/O International, Inc., a Colorado corporation and G/O International
    Group (USA) Inc., a Delaware corporation

Closing Certificate of Leather Leather, Inc. and
    Kent Bouldin

*Incorporated by reference from the Company's 10-KSB Annual Report for the year ended December 31, 1995.

Item 8. Changes in Fiscal Year.

None; not applicable.

                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                        G/O INTERNATIONAL, INC.

Date: Jan. 31, 1997     By: J. L. Burns
                           ------------------
                        Jack L. Burns
                        President

                           James Smith & Company
                              (Letterhead)

To the Stockholders of
Leather Leather, Inc.

We have compiled the accompanying balance sheet of Leather Leather, Inc. (a Texas S-Corporation) as of December 31, 1995, and the accompanying consolidated balance sheet of Leather Leather, Inc. (a Delaware Corporation) as of September 30, 1996, and the related consolidated statements of operations, changes in stockholders' deficit and cash flows for the nine months then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying balance sheet as of December 31, 1995, and the accompanying consolidated financial statements as of September 30, 1996, and for the nine months then ended, and, accordingly, do not express an opinion or any other form of assurance on them.

The statements of operations and changes in stockholder's deficit and cash flows of Leather Leather, Inc. (a Texas S-Corporation) for the period from inception (April 1, 1995) to December 31, 1995, were audited by us, and we expressed an unqualified opinion on them in our report dated August 1, 1996. We have not performed any auditing procedures on these financial statements since August 1, 1996.

As discussed in Notes 9 and 10, certain conditions indicate that the Company may be unable to continue as a going concern. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.


JAMES SMITH & COMPANY
A Professional Corporation
Dallas, Texas
October 16, 1996

                      Leather Leather, Inc.
         CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 1996
              AND BALANCE SHEET AS OF DECEMBER 31, 1995
                              ASSETS
                                       (Unaudited) (Unaudited)
                                           1996        1995
 Current Assets
   Cash                                  $ 48,541  $ 54,507
   Accounts Receivable:
     Trade, net of $6,000 allowance
     for doubtful accounts                 20,843       -
     Stockholder (Note 6)                   4,405    60,097
     Employees                              1,874     5,811
     Barter Receivable                      7,218       -
 Notes receivable stockholder
   (current portion) (Note 6)              51,773       -
 Inventory (Note 2)                       804,421   413,344
 Prepaid expenses                          20,865     1,403
 Deferred charges (Note 8)                 63,945       -
        Total current assets            1,023,885   535,162

 Property and equipment, net (Note 3)     193,061   161,507

 Note receivable - stockholder, less
   current portion (Note 6)               213,931
 Organizational expense                     2,000

 TOTAL ASSETS                          $1,432,877 $ 696,669

                   LIABILITIES AND STOCKHOLDERS' DEFICIT

 Current liabilities
    Accounts payable                      942,949   915,337
    Customer deposits                     435,737   256,879
    Accrued liabilities (Note 9)          574,829   250,003
    Income tax payable (Note 11)           10,500       -
      Total current liabilities         1,964,015 1,422,219

 Deferred rent (Note 4)                    39,341    29,678
          Total Liabilities             2,003,356 1,451,897

 Stockholders' deficit
 Common stock - $0.01 par value;
  100,000 shares authorized, 10,000
  shares issued and outstanding               -         100
 Common stock - $0.0001 par value;
  50,000,000 shares authorized,
  10,000,000 shares issued and
  outstanding                               1,000       -
 Paid-in capital                           52,000       900
 Accumulated deficit                     (623,479) (756,228)
 Total Stockholders' Deficit             (570,479) (755,228)

          TOTAL LIABILITIES AND
                 STOCKHOLDERS' DEFICIT  1,432,877 $ 696,669

                        Leather Leather, Inc.
               CONSOLIDATED STATEMENT OF OPERATIONS
          For the Nine Months Ended September 30, 1996, and
For the Period from Inception (April 1, 1995) to December 31, 1995
                                       (Unaudited)   (Audited)
                                           1996         1995
 Revenue                               $ 3,966,662  $ 2,215,875
 Cost of sales                           2,408,203    1,838,235
      Gross profit                       1,558,459      377,640

 General and administrative expenses     1,367,898    1,111,318
      Income (loss) from operations        190,561     (733,678)

 Other income (expense)
   Other income                             11,474
   Interest income                           3,405
   Interest expense                         (6,801)      (9,628)
   Factoring expense                       (55,390)     (12,922)
      Total other income and (expense)     (47,312)     (22,550)

Net income (loss) before provision for
  income taxes                             143,249     (756,228)

   Provision for income taxes (Note 11)     10,500

           NET INCOME (LOSS)             $ 132,749   $ (756,228)

                         Leather Leather, Inc.
                    CONSOLIDATED CASH FLOW STATEMENT
                For the Nine Months ended September 30, 1996, and
       For the Period from Inception (April 1, 1995) to December 31, 1995
                                         (Unaudited)   (Audited)
                                            1996          1995
 CASH FLOWS FROM OPERATING ACTIVITIES
 Net income (loss)                        $ 132,749  $ (756,228)
 Adjustments to reconcile net income to
 net cash provided by operating activities
   Depreciation and amortization             27,731      18,877
   (Increase) decrease in:
    Accounts receivable                     (24,124)     (5,811)
    Receivable from stockholder             (15,061)    (59,197)
    Inventory                              (391,077)   (413,344)
    Prepaid expenses and deferred charges   (83,407)     (1,403)
 Increase (decrease) in:
    Accounts payable                         27,612     915,337
    Customer deposits                       178,858     256,879
    Deferred rent                             9,663      29,678
    Accrued Liabilities                     335,326     250,003

NET CASH PROVIDED BY OPERATING ACTIVITIES   198,270     234,791

CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of property and equipment         (59,285)   (180,384)

NET CASH USED BY INVESTING ACTIVITIES       (59,285)   (180,384)

CASH FLOWS FROM FINANCING ACTIVITIES
 Issuance of note receivable               (194,951)
 Capital contribution                        50,000

NET CASH USED BY FINANCING ACTIVITIES      (144,951)

     NET INCREASE IN CASH                    (5,966)     54,407

CASH AT BEGINNING OF PERIOD                  54,507         100

CASH AT END OF PERIOD                      $ 48,541    $ 54,507

                       Leather Leather, Inc.
         CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
             For the Nine Months Ended September 30, 1996, and
               STATEMENT OF CHANGES IN STOCKHOLDER'S DEFICIT
     For the Period from Inception (April 1, 1995) to December 31, 1995
                     Common   Common  Paid-in                  Total
                     Stock,   Stock,  Capital  Accumulated  Stockholders'
                 # of shares $ value  $ value   Deficit       Deficit
Balance,
April 1, 1995        10,000   $ 100     $ 900    $ --       $  1,000

Net loss                        -         -      (756,228)  (756,228)

Balance,
December 31, 1995
 (Unaudited)         10,000   $ 100     $ 900   $(756,228) $(755,228)

Net income (Unaudited)  -       -         -       132,749    132,749

Unrestricted capital
 contributed for
 leasehold improvements                50,000                 50,000


Issuance of 8,000,000
 shares of G/O
 International
 Group (USA), Inc.
                  8,000,000     800       200                  1,000

Exchange of 10,000
 shares of Leather
 Leather, Inc.      (10,000)   (100)     (900)                (1,000)

Reverse merger of G/O
 International
 Group (USA), Inc.2,000,000     200     1,800                  2,000

Balance,
September 30, 1996
 (Unaudited)     10,000,000  $1,000   $52,000   $(623,749) $(570,479)

                         Leather Leather, Inc.
                     Notes to Financial Statements
                          September 30, 1996
                (See Accompanying Accountants' Report)

Note 1 - Summary of Significant Accounting Policies

Nature of Operations

Leather Leather, Inc., a Texas S-Corporation (the Company ) manufactures and sells leather furniture, primarily within the Dallas-Port Worth and Houston areas. The Company was incorporated effective December 15, 1994. Although some start-up costs were incurred during the first three months of 1995, the Company did not initiate operations until April I, 1995.
On September 18, 1996, all of the Company's outstanding stock was acquired by Leather Leather, Inc., a Delaware Corporation formerly known as G/O International (USA), Inc. (Leather), in exchange for 8,000,000 shares of its common stock in a business combination accounted for as a pooling of interests. Leather was incorporated on October 10, 1995, and through September 30, 1996, has had no business or operations other than those of the Company and prior to the merger was classified as a development stage enterprise.

Principles of Consolidation

The consolidated financial statements as of September 30, 1996, include the accounts of Leather and the Company. There are no significant intercompany transactions requiring elimination in consolidation and all intercompany investment balances have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from these estimates.

Depreciation

The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Leasehold improvements are amortized over the lesser of the related lease or the estimated useful lives of the assets. Depreciation is computed on the straight-line method for financial reporting purposes and on the accelerated method for income tax purposes.

Advertising Costs

Costs of advertising media placement is charged to operations as incurred. The costs of broadcast advertising productions are capitalized until the initial airing of the ad. Advertising expense charged to operations was $393,311 for the nine months ended September 30, 1996, and $439,032 for the period from inception (April 1, 1995) to December 31, 1995. The total amounts of advertising reported as assets are $4,780 and $1,083 as of September 30, 1996, and December 31, 1995, respectively.

Inventory

Inventories are stated at the lower of cost determined by the first-in-first-out method or marker.

Cash

For purposes of reporting cash flows, cash refers to cash in banks and/or on hand.

Income Taxes

The Company had elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company did not pay Federal corporate income taxes on its taxable income. Instead, the stockholder was liable for individual Federal income taxes on the Company's net taxable income. Effective as of the date of the merger with Leather, the Company's Subchapter S election terminated by operation of law. All taxable income of the Company through September 17, 1996, will be passed through to the former stockholder. All income after this date will be included in the consolidated return of Leather.

Note 2 - Inventories

Inventories at September 30, 1996, and December 31, 1995, consist of:
                                              1996          1995
          Raw Materials                    $ 332,515     $ 171,191
          Work in process                     27,639        28,275
          Finished goods and floor samples   444,767       213,878
                                           $ 804,421     $ 413,344

Note 3 - Property and Equipment

Property and equipment at September 30, 1996, and December 31, 1995, consist of the following:
                                              1996          1995
          Furniture and Fixtures            $ 33,494     $ 29,859
          Equipment                           75,622       63,563
          Leasehold Improvements             130,553       86,962
                                             239,669      180,384
          Less Accumulated Depreciation      (46,608)     (18,877)
                                           $ 193,061     $161,507

Depreciation expense charged to operations was $27,731 for the nine months ended September 30, 1996, and $18,877 for the period from inception (April 1, 1995) to December 31,1995.

Note 4 - Deferred Rent

The Company records its building rent expense using the straight-line method. Using this method the Company has a deferred rent liability of $39,341 and $29,678 at September 30, 1996, and December 31, 1995,
respectively. This liability will decrease as higher lease terms become effective over the next five years.

Note 5 - Commitments

Effective September 17, 1996, the Company entered into employment agreements with its four senior officers. Under the terms of the agreements, each of the officers is entitled to receive a specified amount of compensation for the term of the agreement, which can be increased, but cannot be reduced. The initial term of the agreement is for three years, with automatic one year extensions at the second anniversary of the agreement and each anniversary thereafter. Should the Company terminate the agreement for any reason other than Just Cause as defined in the agreements, it is obligated to pay the balance of the compensation provided for under the agreement for the remainder of it term as severance pay. The aggregate annual compensation provided for under the agreements is $545,000. The agreements provide certain restrictions on the employees' ability to engage in businesses competing with the Company in the event of employment termination, The Company leases its facilities and equipment. Total rental expenses under these leases were S 108,028 and $53,981 for the nine months ended September 30, 1996, and for the period from inception (April 1, 1995) through December 31,1995, respectively. Future minimum lease commitments, for the years ended September 30, under these agreements are as follows:

                1997                $ 327,439
                1998                  439,280
                1999                  460,464
                2000                  427,828
                2001                  343,454
                                    1,998,465

In April, 1996, the Company entered into a lease agreement for showroom space in Austin, Texas beginning November, 1996. The lease is for ten years, and is included in the schedule of future minimum lease commitments.

Note 6 - Related Party Transactions

At September 30, 1996, Leather's majority stockholder and president owed the Company $266,704, which represented personal cash advances of $134,394 and $130,410 made during the nine months ended September 30, 1996, and the period from inception (April 1, 1995) to December 31, 1995, respectively; travel advances of $1 ,000; and $900 in capital surplus in accordance with the consent of the sole director (who is also the Company's majority stockholder) on February 10, 1995. Effective July 1, 1996, the stockholder signed a promissory note for $194,591 at 7% interest providing for annual payments of $57,449, including interest beginning on December 31, 1996. As of September 30, 1996, this note was renewed and extended in the amount of $265,704 on the same payment terms. Accrued interest on the note as of September 30, 1996, was $3,405. In connection with the renewal of this note, the stockholder pledged 532,000 of his shares in Leather as collateral for the note.

No compensation to the Company's majority stockholder and president has been accrued or expensed for the period from inception (April 1, 1995) to September 17, 1996. Effective September 17, 1996, the Company entered into an employment agreement with the sole stockholder and president providing for annual compensation. See Note 5.

Note 7 - Supplemental Cash Flow Information

Cash paid for interest for the nine months ended September 30, 1996, and for the period from inception (April 1, 1995) to December 31, 1995, were as follows:
                                       1996       1995
                          Interest   $ 7,243    $ 9,483

As discussed in Note 1, 10,000 shares of the Company were exchanged for 8,000,000 shares of Leather on September 18, 1996, and the Company became a wholly owned subsidiary of Leather. As a result of this merger, organizational costs of $2,000, common stock of $200 and paid-in-capital of $1,800 on the balance sheet of Leather were merged with the balance sheet of the Company.

Note 8 - Deferred Charges

Deferred charges represent prepaid expenses related to the planned private placement equity offering of 2,400,000 shares of Series A 12% Preferred Stock. Upon issuance of stock, these costs will be charged to paid-in-capital.

Note 9 - Accrued Sales Taxes

At June 30, 1996, the Company owed $363,716 in sales taxes to the Comptroller of Public Accounts, State of Texas, for the period beginning January 1, 1995 through June 30, 1996. On July 23, 1996, the Company entered into a Voluntary Disclosure Agreement with the Comptroller's Office which requires payment of the sales tax liability over six months, with at least one equal payment per month. As part of this agreement, all penalties will be waived and interest will be waived on the uncollected taxes paid within ninety days. On July 23, 1996, the Company made an initial payment of $75,000 to the Comptroller's Office. On August 24, 1996, the Company made an additional payment of $48,119. The Company failed to make its required September payment until October, which constitutes a technical breach of the agreement. Because of this breach, under the terms of the agreement, the Comptroller, at his discretion may accelerate collection of all unpaid amounts and reinstate penalties and interest from original due dates. At September 30, 1996, $240,596 is included in accrued liabilities on the accompanying balance sheet. The penalties on this amount would be in excess of $60,000 and the interest has not been determined. Neither amounts are accrued in the accompanying financial statements. Should the Comptroller assert the immediate collection of all taxes, penalties and interest, the Company could not pay the amounts due unless the stock offering discussed in Note 10 is successful.

The Company has recorded $1,299 in accrued interest as of September 30, 1996. This represents estimated interest at 9% due for the portion of the liability which will not be paid within the prescribed ninety day period. If the delinquent payments are not made by October 19, 1996, this amount will increase.

Note 10 - Going Concern

These statements are presented on the basis that the Company is a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. Although the accompanying financial statements show net income from operations for the nine months ended September 30, 1996, the Company has a stockholders' deficit of $570,479 and current liabilities exceed current assets by $940,130.

Management plans a private placement equity offering of 2,400,000 shares of Series A Preferred Stock, which, if fully subscribed, will raise $1,992,000 in new capital, net of offering costs and will eliminate the stockholder's deficit and reverse the negative current redo (See Note
14). The Company believes that current market conditions support an aggressive expansion of operations in addition to the new locations opened or opening in Houston and Austin. The proceeds of the offering will be used to fund additional expansion as well as fund current liabilities and expenses. The Company's continued existence may depend on its ability to secure additional equity, particularly in light of the matter discussed in Note 9.

Note 11 - Income Taxes

As discussed in Note 1, the Company's Subchapter S election terminated on September 17, 1996, as a result of the acquisition of all of its stock by Leather. The Internal Revenue Code provides for a specific cutoff of income and expense as of the termination date of the Subchapter S election in the Company's circumstances. Such cutoff has not been made. Interim Federal income taxes have been provided in the accompanying financial statements on an estimated allocation of September's monthly income to the last thirteen days of the month using the rate which is estimated to apply for the short taxable year. The effect of timing differences between financial statement and taxable income is not material to the interim income.

Note 12 - Reclassification

Certain 1995 amounts have been reclassified to conform with 1996 classifications. Such reclassification had no effect on reported net income.

Note 13 - Financial Instruments

Management considers the amounts presented for financial instruments on the accompanying balance sheets to reasonable estimates of their fair value.

Note 14 - Pro Forma Information

As discussed in Note 10, Leather intends to offer 2,400,000 shares of Series A Preferred Stock in a private placement. The offering, if fully subscribed, would net $1,992,000, after offering expenses, to Leather. The following pro forma balance sheet as of September 30, 1996, has been restated from the accompanying unaudited September 30, 1996, balance sheet assuming the offering had been successfully completed as of that date, and the net proceeds applied as follows:

 1. $600,000 for leasehold improvements for four new stores;
 2. $400,000 for inventory for four new stores;
 3. $325,000 to pay vendor accounts payable;
 4. $275,000 for accrued payroll and sales taxes payable; and
 5. $392,000 for working capital.

It does not purport to present the actual financial position of Leather which will be achieved if the offering is successful because other financial transactions will have occurred by the time the offering is concluded. Furthermore, there is no assurance that the offering will be fully subscribed, in which case the result would also be different from that presented in the pro forma.

Note 14 - Pro Forma Information (Unaudited)
                                    ASSETS
                                                       1996
Current Assets
   Cash                                             $ 504,486
   Accounts receivable:
     Trade, net of $6,000 allowance for doubtful
     accounts                                          20,843
     Stockholder (Note 6)                               4,405
     Employees                                          1,874
     Barter Receivable                                  7,218
   Notes receivable stockholder (current portion)
     (Note 6)                                          51,773
   Inventory (Note 2)                               1,204,421
   Prepaid expenses                                    20,865
       Total current assets                         1,815,885

Property and equipment, net (Note 3)                  793,061

Notes receivable - stockholder, less current portion
  (Note 6)                                            213,931
Organizational expense                                  2,000

                  TOTAL ASSETS                    $ 2,824,877

                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable                                    617,949
  Customer deposits                                   435,737
  Accrued liabilities (Note 9)                        299,829
  Income tax payable (Note 11)                         10,500
       Total current liabilities                    1,364,015

Deferred rent (Note 4)                                 39,341
       Total Liabilities                            1,403,856

Stockholders' equity
  Series A Preferred Stock, $.0001 par value,
  $l stated value, 10,000,000 shares authorized,
  2,400,000 share issued and outstanding                  240

Common stock - $0.0001 par value; 50,000,000
 shares authorized, 10,000,000 shares issued and
 outstanding                                            1,000

Paid-in capital                                     2,043,760

Accumulated deficit                                  (623,479)
       Total Stockholders' Equity                   1,421,521
               TOTAL LIABILITIES AND
                  STOCKHOLDERS' EQUITY            $ 2,824,877

                          G/O INTERNATIONAL, INC.
                          Proforma Balance Sheet
                               June 30, 1996
                                (Unaudited)

                                  ASSETS

                           Leather
                         Leather, Inc.  Valle Grande
                        (formerly) G/O (formerly) G/O   Proforma
              G/O        International  International  Adjustments
         International       Group       (Cayman)        Increase
              Inc.        (USA), Inc.      Inc.         (Decrease)   Proforma
CURRENT ASSETS

  Cash       $  11,497      $   -         $    -          $   -      $ 11,497

  Total Current
  Assets        11,497          -              -              -        11,497

OTHER ASSETS

  Investments      -            -              -              -           -

TOTAL ASSETS $  11,497      $   -         $    -          $   -      $ 11,497

                    LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT LIABILITIES

 Accounts
   payable   $  5,327       $   -         $     -         $   -      $  5,327
 Advances
 from
 stockholders  14,385           -               -             -        14,385

  Total Current
  Liabilities  19,712           -               -             -        19,712

  Total
  Liabilities  19,712           -               -             -        19,712

STOCKHOLDERS' EQUITY (DEFICIT)

  Common stock;
  par value $0.01;
  20,000,000
  authorized;
  3,985,372
  issued and
  outstanding  39,854           -               -             -        39,854
  Additional
  paid-in
  capital   2,321,626           -               -             -       321,626
  Accumulated
  deficit  (2,369,695)          -               -             -    (2,369,695)


    Total
    Stockholders'
    Equity
    (Deficit)  (8,215)          -               -             -        (8,215)
TOTAL LIABILITIES
AND STOCKHOLDERS'
EQUITY
(DEFICIT)     $11,497      $   -          $    -         $   -       $ 11,497

                          G/O INTERNATIONAL, INC.
                          Statement of Operations
                               June 30, 1996
                                (Unaudited)
                           Leather
                         Leather, Inc.  Valle Grande
                        (formerly) G/O (formerly) G/O   Proforma
              G/O        International  International  Adjustments
         International       Group       (Cayman)        Increase
              Inc.        (USA), Inc.      Inc.         (Decrease)   Proforma

SALES        $     21       $     -       $     -       $    -       $     21

EXPENSES

 General and
 administrative 7,446             -             -            -          7,446

Total Expenses  7,446             -             -            -          7,446

LOSS FROM
 OPERATIONS    (7,446)            -             -            -         (7,446)

NET LOSS    $  (7,425)      $     -       $     -        $   -       $ (7,425)

                          G/O INTERNATIONAL, INC.
             Statements of Assumptions and Disclosures for the
                       Proforma Financial Statements
                               June 30, 1996
                                (Unaudited)

BACKGROUND AND HISTORICAL INFORMATION

       G/O International, Inc. (the Company) was incorporated under the laws of the State of Colorado. The Company has had very little activity over the past several years and has been searching for and evaluating potential business acquisitions and combinations.

PROFORMA TRANSACTIONS

       The historical financial information contained herein has been prepared assuming the distribution of shares of the common stock of the subsidiaries of the Company to the shareholders of the Company on a prorata basis.

       Leather Leather, Inc., (Leather) manufactures and sells leather furniture, primarily within the Dallas-Fort Worth and Houston areas. Leather was incorporated effective December 15, 1994. Although some start-up costs were incurred during the first three months of 1995, the Company did not initiate operations until April 1, 1995.

       On September 18, 1996, all of Leather's outstanding stock was acquired by Leather Leather, Inc., a Delaware Corporation formerly known as G/O International (USA), Inc. Leather was incorporated on October 10, 1995, and through September 30, 1996, has had no business or operations and prior to the merger was classified as a development stage enterprise.

       G/O International (Cayman) Inc. (Cayman) is a Cayman Island corporation that was incorporated on March 12, 1996. Cayman has never engaged in any business and its principal activity is that of an investment holding company. On or about June 2, 1996, Cayman acquired, from the holders thereof, 95.45% of the issued and outstanding capital stock of Valle Grande S.A. de C.C. ("Valle Grande"), a corporation organized under the laws of the United Mexican States. Valle Grande is the sole shareholder of nine subsidiary corporations also organized under the laws of the United Mexican States, through which it holds and operates its principal properties.

       Valle Grande, through its nine subsidiaries, is engaged in the hospitality business, including the operation of hotels, restaurants and other hospitality-related entities.

PROFORMA ADJUSTMENTS

       1) Record the distribution of all of the shares of Leather to the shareholders of the Company.

              Investment                   $   -
              Additional paid-in capital       -

                   Total                   $   -

       2) Record the distribution of all of the shares of Cayman to the shareholders of the Company.

              Investment                       -
              Additional paid-in capital       -

                   Total                   $   -

                    REORGANIZATION PLAN AND AGREEMENT


  This Reorganization Plan and Agreement ("Agreement") is made and entered into this 17th day of September, 1996, between and among: (i) G/O International Group (U.S.A.), Inc., a Delaware corporation, which is referred to herein as the "Company," (ii) G/O International, Inc., a Colorado corporation, which is referred to herein as "G/O Colorado", (iii) Leather Leather, Inc., a Texas corporation, which is referred to herein as "LLI," and
(iv) Kent Bouldin, an individual residing in Dallas Texas, who is the beneficial owner of 10,000 shares of common stock of LLI, which constitutes one hundred percent (100%) of the issued and outstanding capital stock of LLI who is referred to herein as the "LLI Shareholder" or "Shareholder").

  WHEREAS, the LLI Shareholder, owns and has the right to sell, transfer and convey, 10,000 shares of LLI's common stock which constitutes one hundred percent (100%) of the issued and outstanding capital stock of LLI; and

  WHEREAS, the Company wishes to acquire one hundred percent (100%) of the issued and outstanding capital stock of LLI, through exchanging for the 10,000 shares of LLI's common stock held by the LLI Shareholder, 8,000,000 shares of the Company's $0.0001 par value per share common stock; and

  WHEREAS, the LLI Shareholder has agreed to deliver 10,000 shares of LLI's common stock which constitutes one hundred percent (100%) of the issued and outstanding shares of common stock of LLI to the Company in exchange for 8,000,000 newly issued shares of the Company's $0.0001 par value per share common stock; and

  WHEREAS, the parties hereto wish to formalize the above mentioned agreements and thereafter accomplish such exchange on the terms and conditions set forth herein.

  NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter set forth, the parties hereto have agreed and by these presents do hereby agree as follows:

  1. REPRESENTATIONS WARRANTIES AND COVENANTS BY LLI AND THE LLI SHAREHOLDER. LLI and the LLI Shareholder hereby jointly and severally make the following express representations warranties and covenants to the Company and to G/O Colorado:

       A. LLI is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has the corporate power to own its property and carry on its business in the State of Texas. Copies of LLI's Articles of Incorporation and By-laws have heretofore been furnished to the Company by LLI and/or the LLI Shareholder, and all such copies are true, correct and complete copies of the original Articles of Incorporation and by-laws including all amendments thereto.

       B. LLI has the corporate authority to issue a total of 100,000 shares of common stock each with a par value of $0.01, of which 10,000 shares have been issued in the name of Kent Bouldin and are outstanding.

       C.   LLI has no subsidiaries.

       D. The LLI Shareholder has full power and authority to exchange the 10,000 shares of LLI's common stock which are held by him upon the terms and conditions provided for in this Agreement, and said shares of common stock have been duly and validly issued and will be free and clear of any lien or other encumbrance on the Closing Date specified herein.

       E. The audited financial statements of LLI for the six months ended June 30, 1996 and for the nine months ended December 31, 1995, attached hereto as Exhibit 1, constitute substantially true and correct statements of the financial condition of LLI's assets, liabilities and income as of such dates. Except as described in this Agreement or disclosed to the Company in writing, LLI has not:

            (1) issued any additional shares of its capital stock, or any options to acquire such stock, to any person;

            (2) paid or declared any dividends or distributions of capital, surplus, or profits with respect to any of its issued and outstanding shares of capital stock;

       (3) entered into any other transaction or agreement which would, or might, materially impair the shareholder's equity of LLI.

       F. Since June 30, 1996, and except as provided herein or disclosed to the Company in writing, LLI has not engaged in any material transactions other than transactions in the normal course of the operation of its business, which would, or might, materially impair the shareholder's equity of LLI as reflected in the financial statements.

       G. LLI is not involved in any pending or threatened litigation which would, or might, materially affect its financial condition and which has not been:

            (1)  disclosed in the financial statements, or

            (2)  disclosed to the Company in writing.

       H. LLI has good and marketable title to all of the property and assets free and clear of any and all liens, encumbrances or restrictions, except for:

            (1) taxes and assessments which may become due and payable after the date of this Agreement; and

            (2) easements or other minor restrictions with respect to its property which do not materially affect the present use of such property.

       I. There are no unpaid assessments or proposed assessments of State or Federal income taxes pending against LLI. All liabilities for Federal and State income or franchise taxes, as shown on the tax returns filed, or to be filed, by LLI, have been paid or the liability therefor has been noted in the LLI Financial Statements, and all Federal and State income or franchise taxes for periods subsequent to the periods covered by said returns likewise have been paid or adequately accrued.

       J. The LLI Shareholder is acquiring the common stock of the Company solely for his own account, for investment, and not with a view to any subsequent "distribution" thereof within the meaning of the Act. The LLI Shareholder understands that the Company's common stock issuable to him hereunder or thereunder have not been registered under the Act or securities laws of any State ("State Act") by reason of the specific exemptions therefrom, which exemptions depend in part upon their subjective investment intent as expressed herein.

       K.   The LLI Shareholder hereby acknowledges that:

            (1) he is an "Accredited Investor" as such term is defined in Regulation D promulgated under the Act, or he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the proposed exchange of LLI's securities for securities of the Company, and

            (2) he is able to bear the economic risks of the investment in the Company s shares of $0.0001 par value per share common stock and he is able to protect his own interests in an investment of this nature.

       L. The LLI Shareholder will take any and all actions necessary to file and use its best efforts to get effective the registration of the Company s shares of $0.0001 par value per share common stock for distribution to the G/O Colorado Shareholders under either the Securities Act of 1933, as amended or under the Section 12(g) of the Securities and Exchange Act of 1934, as amended, on such timing as the parties shall mutually agree.


  LLI and the LLI Shareholder further represent and warrant that all of the representations and warranties set forth above are true as of the date of this Agreement, shall be true at the Closing Date and shall survive for a period of two years from the Closing Date. Further, the Exhibits and Schedules hereto and all other documents and information furnished to the Company and to G/O Colorado and the Company's and G/O Colorado's representatives by LLI and the LLI Shareholder pursuant hereto do not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made and to be made not misleading.


  2.   REPRESENTATIONS AND WARRANTIES BY THE COMPANY AND BY G/O COLORADO.
The Company and G/O Colorado hereby make the following express representations and warranties to LLI and the LLI Shareholder:

  A. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and G/O Colorado is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and each has the corporate power to own its properties and carry on its business as now being conducted. Copies of the Company's Certificate of Incorporation and By-Laws and G/O Colorado's Articles of Incorporation and By-Laws have heretofore been furnished to LLI and the LLI Shareholder by the Company and by G/O Colorado, and all such copies are true, correct and complete copies of the original Certificate of Incorporation and Articles of Incorporation and By-Laws including all amendments thereto.

  B. The Company has the corporate authority to issue a total of 50,000,000 shares of $0.0001 par value per common stock, of which 2,000,000 shares are presently issued and outstanding and 10,000,000 shares of $0.0001 par value per share Preferred Stock none of which are outstanding. The Company has no warrants or other rights or options outstanding. G/O Colorado has the corporate authority to issue a total of 20,000,000 shares of $0.01 par value per share common stock, of which 5,985,372 shares are presently issued and outstanding.

  C. The Company has no subsidiaries. G/O Colorado has those subsidiaries set forth in Schedule A hereto.

  D. Attached hereto as Schedule B is a list of all documents filed by G/O Colorado with the United States Securities & Exchange Commission for the past twelve months as of the date of this Agreement (the "Disclosure Information"). The Company has provided to the LLI Shareholder copies of each item set forth on Schedule B.

  E. The audited Financial Statements of G/O Colorado contained in the G/O Colorado Form 10KSB included in the Disclosure Information described in Schedule B hereto (the "Company's Financial Statements"), except as further described in Schedule B hereto, constitute substantially true and correct statements of the financial condition of the Company and the Company's assets, liabilities and income as of such date. Since the date of the Balance Sheet contained in the Financial Statements, except as described in Schedule B the Company has not:

            (i) issued any additional shares of its common stock to any person;

            (ii) paid or declared any dividends or distributions of
                 capital, surplus, or profits with respect to any of its issued and outstanding shares of common stock;

            (iii)paid or agreed to pay any consideration in redemption of any of its issued and outstanding shares of common stock; or

            (iv) entered into any other transaction or agreement which would, or might, materially impair the shareholder's equity of the Company as reflected in such Balance Sheet.

       F. The execution and delivery of this Agreement, and issuance of the Company's Shares required to be issued hereunder, will have been duly authorized by all necessary corporate action and neither the execution nor delivery of this Agreement nor issuance of the Company's Shares, nor the performance, observance or compliance with the terms and provisions of this Agreement will violate any provision of law, any order of any court or other governmental agency, the Certificate of Incorporation or By-Laws of the Company or the Articles of Incorporation or By-Laws of G/O Colorado or any indenture, agreement or other instrument to which the Company or G/O Colorado is a party, or by which either is bound or by which their property is bound.

       G. Neither the Company nor G/O Colorado is involved in any pending or threatened litigation which would, or might, materially affect its financial condition and which has not been:

            (i) provided for in the G/O Colorado Financial Statements, and

            (ii) disclosed to LLI, and/or the LLI Shareholder in
                 writing.

       H. There are no unpaid assessments or proposed assessments of income taxes pending against the Company or G/O Colorado. All liabilities for Federal and State income or franchise taxes, as shown on the tax returns filed, or to be filed, by the Company and G/O Colorado, have been paid or the liability therefor has been provided for in the Balance Sheet contained in the Disclosure Information set forth in Schedule B hereto and all Federal and State income or franchise taxes for periods subsequent to the periods covered by said returns likewise have been paid or adequately accrued.

       I. The Company's 8,000,000 shares of common stock, $0.0001 par value per share, which will be delivered by the Company to the LLI Shareholder pursuant to the terms of this Agreement, will, on delivery in accordance with the terms hereof, be duly authorized, validly issued and fully paid and non assessable.

       J. The Company and G/O Colorado, upon execution and delivery of this Agreement among the parties shall commence to take any and all actions necessary to distribute to the shareholders of G/O Colorado a total of 2,000,000 shares of the Company's currently issued and outstanding $0.0001 par value per share common stock held by G/O Colorado. In connection therewith G/O Colorado, through its directors shall immediately distribute the Company's 2,000,000 shares of $0.0001 par value per share common stock to an escrow to be held by such escrow agent for further distribution to those G/O Colorado Shareholders, or their assigns, determined as of a dividend date selected by G/O Colorado, upon registration by the Company of its, $0.0001 par value per share common stock, either pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Act") or pursuant to a registration statement under Section 12(g) of the Securities Exchange Act of 1934, as amended, all pursuant to a mutually satisfactory escrow agreement to be executed among the G/O Colorado and the Escrow Agent.

  The Company further represents and warrants that all of the representations and warranties set forth above are true as of the date of this Agreement, shall be true Closing Date and shall survive for a period of two years from the Closing Date.

3. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AND G/O COLORADO. The obligations of the Company and G/O Colorado hereunder shall be subject to the following conditions:

       A. The Company shall not have discovered any material error, misstatement or omission in any of the representations and warranties made by LLI or the LLI Shareholder herein and all the terms and conditions of this Agreement to be performed and complied with have been performed and complied with.

       B. There shall have been no substantial adverse changes in the financial condition, business or operations of LLI from the date of this Reorganization Agreement, until the Closing Date, except for changes resulting from operations in the usual and ordinary course of its business, and between such dates no business and assets of LLI shall have been materially adversely affected as the result of any fire, explosion, earthquake, flood, accident, strike, lockout, combination of the workmen, taking over of any such assets by any governmental authorities, riot, activities of armed forces, or Acts of God or of the public enemies.

  4. CONDITIONS TO THE OBLIGATIONS OF THE LLI SHAREHOLDER AND LLI. The obligations of the LLI Shareholder and LLI hereunder are subject to the following conditions:

       A. The Shareholder and LLI shall not have discovered any material error or misstatement in any of the representations and warranties made by the Company herein and all the terms and conditions of this Agreement to be performed and complied with by the Company have been performed and complied with.

       B. There shall have been no substantial adverse changes in the financial condition, business or operations of the Company, except for changes resulting from those operations in the usual ordinary course of the business, and no business and assets of the Company shall have been materially adversely affected as the result of any fire, explosion, earthquake, flood, accident, strike, lockout, combination of the workmen, taking over of any such assets by any governmental authorities, riot, activities of armed forces, or Acts of God or of the public enemies.

       C.   G/O Colorado s board of directors shall have:

            (i) adopted a resolution approving the distribution of a total of 2,000,000 shares of the Company s $0.0001 par value per share common stock to its shareholders.

            (ii) distributed the Company's 2,000,000 shares of $0.0001 par value per share common stock to an escrow agent to be held by such escrow agent for further distribution to those G/O Colorado Shareholders or their assigns, determined as of a dividend date selected by G/O Colorado, upon registration of its $0.0001 par value per share common stock, either under the Securities Act of 1933, as amended or under Section 12(g) of the Securities Exchange Act of 1934, as amended.

  5. CONDITION SUBSEQUENT. The following conditions shall occur within a reasonable time after the Closing contemplated hereby:

       A. G/O Colorado shall distribute 2,000,000 shares of the Company $0.0001 par value per share common stock to its shareholders.

       B. The Company shall prepare and file with the SEC a registration statement, thereby registering its $0.0001 par value per share common stock, either pursuant to the Securities Act of 1933, as amended or pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended,

  6. CLOSING DATE. The Closing of this Agreement ("Closing Date") shall take place on or before September 18, 1996.

  7. EXCHANGE OF SECURITIES. Subject to the terms and conditions set forth herein, at the time of the Closing referred to in Section 6 hereof, the Company will issue and deliver, or cause to be issued and delivered to the LLI Shareholder, certificates evidencing the ownership of the securities as designated therein and concurrently therewith the LLI Shareholder shall directly or through his agent deliver or cause to be delivered to the Company, certificates evidencing the ownership of securities as designated therein, all duly endorsed to the Company.

  8. ACTIONS AT THE CLOSING. At the Closing of this Agreement, the Company and the LLI Shareholder will each deliver, or cause to be delivered to the other, the securities to be exchanged in accordance with Section 7 of this Agreement and each party shall pay any and all Federal and State taxes required to be paid in connection with the issuance and the delivery of their own securities. All stock certificates shall be in the name of the party to which the same are deliverable. In addition to the above mentioned exchange of certificates, the following transactions will take place at the Closing.

  The Company and G/O Colorado will deliver to the LLI Shareholder and LLI:

       A. Duly certified copies of corporate resolutions and other corporate proceedings taken by the Company and G/O Colorado to authorize the execution, delivery and performance of this Agreement;

       B. A certificate executed by a principal officer of the Company and G/O Colorado attesting to the fact that all of the foregoing representations and warranties of the Company and G/O Colorado are true and correct as of the Closing Date and that all of the conditions to the obligations of the LLI Shareholder which are to be performed by the Company and G/O Colorado have been performed as of the Closing Date; and

       The LLI Shareholder and LLI  will deliver to the Company:

       A. Duly certified copies of corporate resolutions and other corporate proceedings taken by LLI to authorize the execution, delivery and performance of this Agreement;

       B. A certificate by a principal officer of LLI and by the LLI Shareholder that each of the representations and warranties of the LLI Shareholder and LLI are true and correct as of the Closing Date and that all of the conditions to the obligations of the Company and G/O Colorado which are to be performed by LLI and the Shareholder have been performed as of the Closing Date.

  9.   CONDUCT OF BUSINESS. Between the date hereof and the Closing Date,
LLI shall conduct its business in the same manner in which it has heretofore been conducted and the Shareholder will not permit LLI to: (1) enter into any contract, other than in the ordinary course of business, or (2) declare or make any distribution in the nature of a dividend or return of capital to the LLI Shareholder, without first obtaining the written consent of the Company.

  10. CLOSING DATE. The Closing of this Agreement (the "Closing Date") shall take place on or before September 18, 1996.

  11. BOARD OF DIRECTORS. Immediately prior to the Closing, the Boards of Directors of G/O Colorado, the Company and LLI shall hold a meeting at which the Company's John L. Burns, one of the Company's members of its Board of Director will resign and will be replaced by designees of the LLI Shareholder.

    12. FUTURE REGISTRATION. The LLI Shareholder understands that because the Company's share of $0.0001 par value per share common stock to be delivered to him hereunder have not been registered under the Act or any State Act, he must hold the Company's Shares indefinitely, and cannot dispose of any or all of them unless such they are subsequently registered under the Act and any applicable State Act, or exemptions from registration are available. The LLI Shareholder acknowledges and understands that, except as provided herein, he has no independent right to require the Company to register the Shares. The LLI Shareholder further understands that the Company may, as a condition to the transfer of any of the Shares, require that the request for transfer be accompanied by an opinion of legal counsel, in form and substance satisfactory to the Company, provided at such LLI Shareholder's expense, to the effect that the proposed transfer does not result in violation of the Act or any applicable State Act, unless such transfer is covered by an effective registration statement under the Act and is in compliance with all applicable State Acts.

  13. TRANSFERABILITY. All Shares which are issued to the LLI Shareholder pursuant to the terms of this Agreement shall be "restricted securities" within the meaning of Rule 144 of the Act. The Company shall issue stop transfer instructions to the transfer agent for its common stock and with respect to the Shares and shall place the following legend, or one substantially similar thereto, on the certificates representing such Shares:

  "The securities represented by this certificate have been acquired pursuant to a transaction effected in reliance upon an exemption under the Securities Act of 1933, as amended (the "Act"), and have not been the subject to a Registration Statement under the Act or any state securities act. The securities may not be sold or otherwise transferred in the absence of such registration or applicable exemption therefrom under the Act or any applicable state securities act."

  14. ACCESS TO INFORMATION. Concurrently herewith, the Company and G/O Colorado have delivered to the LLI Shareholder and his respective representatives those materials set forth in Schedule B hereto along with correct and complete copies of all documents and records requested by them.
In addition, the LLI Shareholder has had the opportunity to ask questions of, and received answers from, officers and directors of the Company and G/O Colorado, and persons acting on its behalf concerning such information and the terms and conditions of the Agreement, and have received sufficient information relating to the Company and to G/O Colorado to enable them to make an informed decision with respect to the acquisition of the Company's common stock.

  15. NO SOLICITATION. At no time was the LLI Shareholder presented with or solicited by any leaflet, public promotion meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising in connection with his acquisition of shares of the Company's $0.0001 par value per share common stock to be issued hereunder.

  16.  EXPENSES. The LLI Shareholder and LLI and the Company and G/O
Colorado shall each pay their respective expenses incident to this Agreement and the transactions contemplated hereby, including all fees of their counsel and accountants, whether or not such transactions shall be consummated.

  17. FINDERS. The LLI Shareholder and LLI shall indemnify and hold the Company and G/O Colorado harmless against and with respect to all claims or brokerage or other commissions relative to this Agreement or the transactions contemplated hereby, based on any agreements, arrangements, or understandings claimed to have been made by the LLI Shareholder and LLI with any third party. The Company and G/O Colorado shall indemnify and hold the LLI Shareholder and LLI harmless against and with respect to all claims for brokerage or other commissions relative to this Agreement or the transactions contemplated hereby, based in any agreements, arrangements, or understandings claimed to have been made by the Company and/or G/O Colorado with any third party. Except as provided in Exhibit 3, each party to this Agreement represents and warrants to each other party that it has not dealt with and does not know of any person, firm or corporation asserting a brokerage, finder's or similar claim in connection with the making or negotiation of this Agreement or the transactions contemplated hereby.

  18. MISCELLANEOUS.

       A. Each Exhibit, Certificate and Schedule to this Agreement shall be considered a part hereof as if set forth herein in full. Notwithstanding any other provision herein to the contrary, all Exhibits, Certificates, Schedules or other instruments provided for herein and not delivered at the time of execution of this Agreement shall be delivered or completed on or before Closing; and it shall be deemed a condition precedent to the Closing hereunder that each such Exhibit, Certificate, Schedule or other instrument shall meet with the approval of the party to whom such Exhibit, Certificate, Schedule or other instrument is to be delivered hereunder.

       B. The provisions of this Agreement shall be self-operative and shall not require further agreement by the parties except as may be herein specifically provided to the contrary; provided, however, at the request of either party, the other party shall execute such additional instruments and take such additional acts as the requesting party may deem necessary to effectuate this Agreement.

       C. Except as herein expressly provided to the contrary, whenever this Agreement requires any consent or approval to be given by either party or either party must or may exercise discretion, the parties agree that such consent or approval shall not be unreasonably withheld or delayed and such discretion shall be reasonably exercised.

       D. In the event either party elects to incur legal expenses to enforce or interpret any provision of this Agreement, the prevailing party will be entitled to recover such legal expenses, including, without limitation, attorney's fees, costs and necessary disbursements, in addition to any other relief to which such party shall be entitled.

       E. The parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, and that the courts of the State of Texas shall be the exclusive courts of jurisdiction and venue for any litigation, special proceeding or other proceeding as between the parties that may be brought, or arise out of, in connection with or by reason of this Agreement.

       F. Subject to provisions herein to the contrary, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns; provided, however, that no party may assign this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. All provisions contained herein shall be binding upon the respective parties their legal representatives, successors and assigns unless otherwise explicitly stated; provided however that the use of a party's name without more shall not be deemed such an explicit statement.

       G. The transactions contemplated hereby shall be effective for accounting purposes as of the Closing Date, unless otherwise agreed in writing by the LLI Shareholder and the Company and G/O Colorado.

       H. The LLI Shareholder and the Company and G/O Colorado mutually agree that no party hereto shall release, publish or otherwise make available to the public in any manner whatsoever any information or announcement regarding the transactions herein contemplated without the prior written consent of the LLI Shareholder and the Company and G/O Colorado, except for information and filings reasonably necessary to be directed to governmental agencies to fully and lawfully effect the transactions herein contemplated.

       I. The waiver by either party of breach or violation of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach of the same or other provision hereof.

       J. Any notice, demand or communication required, permitted, or desired to be given hereunder shall be deemed effectively given when personally delivered or mailed by prepaid certified mail, return receipt requested, addressed as follows:

            If to Shareholder or LLI:

            Leather Leather, Inc.
            13465 B. Inwood Rd.
            Dallas, Texas 75244

            With Copies to:

            Brewer & Pritchard P.C.
            Attention: Thomas Pritchard, Esq.
            1111 Bagby Street
            Suite 2450
            Houston, Texas  77002

            If to the Company:

            G/O International, Inc.
            11849 Wink
            Houston, Texas 77042

            With Copies to:

            Leonard W. Burningham, Esq.
            Hermes Building Suite 200
            455 East Fifth South
            Salt Lake City, Utah 84111-3323


            or to such other address, and to the attention of such other person or officer as any party may designate, with copies thereof to the respective counsel thereof as notified by such party.

       K. In the event any provision of this Agreement is held to be invalid, illegal or unenforceable for any reason and in any respect, such invalidity, illegality, or un-enforceability shall in no event affect, prejudice or disturb the validity of the remainder of this Agreement, which shall be in full force and effect, enforceable in accordance with its terms.

       L. Whenever the context of this Agreement requires, the gender of all words herein shall include the masculine, feminine and neuter, and the number of all words herein shall include the singular and plural.

       M. The divisions of this Agreement into sections and subsections and the use of captions and headings in connection therewith are solely for convenience and shall have no legal effect in construing the provisions of this Agreement.

       N. This Agreement supersedes all previous contracts, and constitutes the entire agreement of whatsoever kind or nature existing between or among the parties respecting the within subject matter and no party shall be entitled to benefits other than those specified herein. As between or among the parties, no oral statements or prior written material not specifically incorporated herein shall be of any force and effect; the parties specifically acknowledge that in entering into and executing this Agreement, the parties rely solely upon the representations and agreements contained in this Agreement and no others. All prior representations or agreements, whether written or verbal, not expressly incorporated herein are superseded and no changes in or additions to this Agreement shall be recognized unless and until made in writing and signed by all parties hereto. The provisions of this Agreement shall survive the Closing and remain of full force and effect for a period of two years; All other agreements described, referenced or contemplated herein shall not be merged herewith. This Agreement may be executed in two or more counterparts, each and all of which together shall constitute but one and the same instrument.


                 REORGANIZATION PLAN AND AGREEMENT
                   COUNTERPART SIGNATURE PAGE


      This Counterpart Signature Page for that certain Reorganization Plan and Agreement among Leather Leather, Inc. a corporation formed under the laws of Texas, G/O International, Inc., a corporation formed under the laws of Colorado, its wholly owned subsidiary corporation G/O International Group
(USA), Inc. and Kent Bouldin, an individual residing in the Dallas Texas, being the sole the shareholder Leather Leather, Inc. is executed by Leather Leather, Inc. as of the date first written above.


                                Leather Leather, Inc., a Texas
                                corporation

                                By:/ss/Kent Bouldin
                                Its Chairman

              REORGANIZATION PLAN AND AGREEMENT SIGNATURE PAGE
                       LEATHER LEATHER SHAREHOLDER


  The undersigned, in his capacity as the beneficial owner of 10,000 shares of the capital stock of Leather Leather, Inc., a corporation formed under the State of Texas (the Company ) hereby joins in and executes the Reorganization Plan and Agreement between and among the Company, G/O International, Inc., a Colorado corporation, its wholly owned subsidiary G/O International Group
(USA) Inc., a Delaware corporation and those Kent Bouldin, an individual residing in Dallas Texas, intending to be bound hereby to the terms and conditions of such Reorganization Plan and Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page on this 25th day of September, 1996.


/ss/:Kent Bouldin
     Sole Shareholder


                REORGANIZATION PLAN AND AGREEMENT
                   COUNTERPART SIGNATURE PAGE


This Counterpart Signature Page for that certain Reorganization Plan and Agreement among Leather Leather, Inc. a corporation formed under the laws of Texas, G/O International, Inc., a corporation formed under the laws of Colorado, its wholly owned subsidiary corporation G/O International Group
(USA), Inc. and Kent Bouldin, an individual residing in the Dallas Texas, being the sole the shareholder Leather Leather, Inc. is executed by G/O International, Inc. as of the date first written above.


                                G/O International, Inc., a Colorado
                                corporation

                                By:/ss/John L.  Burns
                                Its President


                  REORGANIZATION PLAN AND AGREEMENT
                      COUNTERPART SIGNATURE PAGE


This Counterpart Signature Page for that certain Reorganization Plan and Agreement among Leather Leather, Inc. a corporation formed under the laws of Texas, G/O International, Inc., a corporation formed under the laws of Colorado, its wholly owned subsidiary corporation G/O International Group
(USA), Inc. and Kent Bouldin, an individual residing in the Dallas Texas, being the sole the shareholder Leather Leather, Inc. is executed by G/O International Group(USA) Inc. as of the date first written above.


                                G/O International Group (USA) Inc., a
                                Delaware corporation

                                By:/ss/Samuel Bono
                                Its Director

                Schedule A G/O International, Inc.-Subsidiaries

1. G/O International (Cayman) Inc., a Cayman Island corporation
2. Waterbury Resources Inc., a Cayman Island corporation
3. Daimyo Industries Ltd., a Cayman Island corporation
4. Antares Trading Inc., a Cayman Island corporation
5. G/O International Group (USA), Inc., a Delaware corporation

                       Schedule B- G/O International, Inc.
            Documents filed with the Securities & Exchange Commission
                                    and changes

The Form 10-KSB for the fiscal year ending December 31, 1995 ("1995 10KSB"). The Form 8K dated August 7, 1996 ("8K").

Since the date of the G/O Colorado audited financial statements contained in the Form 10KSB, G/O Colorado has:

1. Sold an additional 2,000,000 shares of its $$0.01 par value per share common stock for total consideration of $20,000, which has been utilized to defray expenses of the Company. Such shares of common stock were sold by G/O Colorado to non U.S. Persons as such term is defined in Regulation S and were sold pursuant to Rule 903(c)(2) of Regulation S as promulgated under the Act.

2. Formed those wholly owned subsidiary corporations set forth in Schedule A to this Reorganization Plan and Agreement.

3. Entered into the transaction disclosed in the Form 8K.

            Exhibit 1- Leather Leather, Inc. Financial Statements

JAMES SMITH & COMPANY
[letterhead]

                     INDEPENDENT AUDITOR'S REPORT

To the Stockholder of Leather Leather, Inc.

We have audited the accompaying balance sheet of Leather Leather, Inc. (a Texas Corporation) as of June 30, 1996, and the related slatements of operations, changes in stockholder's deficit and cash flows for the six months then ended, and the period from inception (April 1, 1995) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes asseessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Leather Leather, Inc. as of June 30, 1996, and the results of its operations and its cash flows for the six months then ended and for the initial period ended December 31,1995, in conformity with generally accepted accounting principles.

JAMES SMITH & COMPANY
A Professional Corporation

August l, 1996
Dallas, Texas




                           Leather Leather, Inc.
                             BALANCE SHEET
                              June 30, 1996
                                  ASSETS

Current Assets

Cash                                                   $       600
Accounts receivable:
Trade, net of S6,000 allowance for doubtfiul accounts        20,027
Stockholder (Note 6)                                            900
Employees                                                     2,199
Notes receivable stockholder (current portion) (Note 6)      51,773
Inventory (Note 2)                                          599,655
Prepaid assets                                                9,635

         Total Current Assets                               684,789

Property and Equipment, net (Note 3)                        186,846
Notes Receivable-Stockholder, less current portion (Note 6) 142,818

   TOTAL ASSETS                                         $ 1,014,453

                LIABILITIES AND STOCKHOLDER'S DEFICIT

Current Liabilities

Accounts payable                                        $   844,069
Customer deposit                                            319,509
Current portion of capital leases (Note 8)                    3,503
Accrued liabilities (Note 9)                                518,309

         Total Current Liabilities                        1,685,390

Capital leases long-term (Note 8)                             1,632
Deferred rent (Note 4)                                       38,748

         Total Liabilities                                1,725,770

Stockholder's Deficit

Common stock - $0.01 par value; 100,000 shares
   authorized, 10,000 shares issued and outstanding             100
   Paid-in capital                                              900
   Accumulated deficit                                     (7l2,317)
   Total Stockholder's Deficit                             (712,317)

   TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT          $ 1,014,453

The accompanying notes are an integral part of these financial statements.



                           Leather Leather, Inc.
                          STATEMENT OF OPERATIONS
                 For the Six Months Ended June 30, 1996, and
    For the Period From Inception (April 1, 1995) to December 31, 1995
                                         1996              1995
Revenue                              $2,284,116         2,215,875

Cost of sales                         1,444,351         1,838,235

    Gross profit                        839,765           377,640

General and Administrative Expenses     802,550         1,124,240

Income (loss) from operations            37,215          (746,600)

Other income (expense)
     Other income                        10,844                 0
     Interest expense                    (4,148)           (9,628)

 Total other income and (expense)         6,696            (9,628)

 NET INCOME (LOSS)                       43,911          (756,228)

The accompanying notes are an integral part of these financial statements.

                           Leather Leather, Inc.
               STATEMENT OF CHANGES IN STOCKHOLDER'S DEFICIT
                For the Six Months Ended June 30, 1996, and
    For the Period From Inception (April 1, 1995) to December 31, 1995

                 Common   Common    Paid-In                 Total
                 Stock,   Stock,    Capital  Accumulated Stockholder's
             # of shares $ value    $ value     Deficit     Deficit
Balance,
April 1, 1995   10,000   $100       $900        $0          $1,000

Net loss           -       -          -       (756,228)   (756,228)

Balance,
December 31,
1995            10,000   $100       $900     $(756,228)  $(756,228)

Net income         -       -          -         43,911      43,911

Balance,
June 30,
1996            10,000   $100       $900     $(712,317)  $(711,317)

The accompanying notes are an integral part of these financial statements.

                         Leather Leather, Inc
                         CASH FLOW STATEMENT
            For the Six Months Ended June 30, 1996, and
For the Period From Inception (April 1, 1995) to December 31, 1995
                                                1996         1995
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income (Loss)                      $    43,911     $(756,228)
  Adjustments to reconcile net income
  to net cash provided by operating
  actvities
    Depreciation and amortization             17,874        18,877
   (increase) decrease in:
      Accounts receivable                    (16,415)       (5,811)
      Receivable from stockholder             59,197       (59,197)
      Inventory                             (186,310)     (413,344)
      Prepaid expenses                        (8,232)       (1,403)
   Increase (decrease) in:
      Accounts payable                       (71,268)      915,337
      Customer deposits                       62,630       256,879
      Deferred rent                            9,069        29,678
      Accrued liabilities                    270,926       247,383

NET CASH USED BY OPERATING ACTIVITIES        181,382       232,171

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment        (43,213)     (180,384)

NET CASH USED BY INVESTING ACTIVITIES        (43,213)     (180,384)

CASH FLOWS FROM FINANCING ACTIVITIES
   New borrowing                               2,618         4,061
   Debt reduction                               (103)       (1,441)
   Issuance of note receivable              (194,541)            0

NET CASH PROVIDED BY FINANCING ACTIVITIES   (192,076)        2,620

   NET INCREASE IN CASH                      (53,907)       54,407

CASH AT BEGINNING OF PERIOD                   54,507           100

CASH AT END OF PERIOD                            600        54,507

The accompanying notes are an integral part of these financia1 statements.


                       Leather Leather, Inc.
                   Notes to Financial Statement
                         June 30, 1996

   Note 1- Summary of Significant Accounting Policies


   Nature of Operations

Leather Leather, Inc., a Texas S-Corporation (the "Company") manufactures and sells leather furniture, primarily within the Dallas-Fort Worth and Houston areas. The Company was incorporated effective December 15, 1994. Although some start-up costs were incurred during the first three months of l995, the Company did not initiate operations until April 1, 1995.

   Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from these estimates.

   Inventory

Inventories are stated at the lower of cost determined by the first-in-first-out method or market.

   Depreciation

The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Leasehold improvements are amortized over the lesser of the related lease or the estimated useful lives of the assets. Depreciation is computed on the straight-line method used for financial reporting purposes and on the accelerated method used for income tax purposes.

   Advertising Costs

Advertising costs are charged to operations when incurred. Advertising expense charged to operations was $234,664 for the six months ended June 30, 1996, and $439,032 for the period from inception (April 1, 1995) to December 31, l995.

   Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay Federal corporate income taxes on its taxable income. Instead, the stockholder is liable for individual Federal income taxes on the Company's net income.

    Cash

For purposes of reporting cash flows, cash refers to cash in banks and/or on hand.

Note 2 - Inventories

Inventories at June 30, 1996, consist of:

 Raw Materials                                     $ 277,097
 Work in process                                      15,150
 Finished goods and floor samples                    307,408
                                                   $ 599,655

Note 3 - Property and Equipment

Property and equipment at June 30, 1996, consist of the following:

 Furniture and Fixtures                             $ 32,657
 Equipment                                            71,778
 Leasehold Improvements                              119,162
                                                     223,597
 Less Accumulated Depreciation                       (36,751)
                                                   $ 186,846

Depreciation expense charged to operations was $17,874 for the six months ended June 30, 1996, and $18,877 for the period from inception (April 1, l99S) to December 31,1995.

Note 4 - Deferred Rent

Ihe Company records its building rent expense using the straight-line method. Using this method the Company has a defeferred rent liability of $38,748 at June 30, 1996. This liability will become due as higher lease terms become effective over the next five years.

Note 5 - Operating Leases

The Company leases its facilities and equipment. Total rental expenses under these leases were $61,136 and $53,981 for the six months ended June 30, 1996, and for the period from inception (April 1, 1995) through December 31,1995, respectively. Future minimum lease commitments, for the years ended June 30, under these agreements are as follows:

        1997                             $ 201,264
        1998                               313,104
        1999                               334,288
 -      2000                               301,652
        2001                               215,611
                                       $ 1,365,919

In April, 1996, the Company entered into a lease agreement for showroom space in Austin, Texas beginning September, 1996. The lease is for ten years, and is included in schedule of future minimum lease commitments.

Note C - Related Party Transactions

At June 30, 1996, the Company's sole stockholder and president owed the Company $194,591, which represented cash advances of $135,394 and $59,197 made during the six months ended June 30, 1996, and the period from inception (April 1, 1995) to December 31, 1995, respectively.

No compensation to the Company's sole stockholder and president has been accrued as of June 30,1996, nor expensed for the six months ended June 30, 1996, and the period from inception (April 1, 1995) to December 31, 1995.

On July 22, 1996, the stockholder signed a promissory note of $194,591 at 7% interest. Payments of $57,449 including interest will be due and payable in four annual installments beginning December 31, 1996.

In addition, as of June 30, 1996, the sole stockholder owed the Company $900 in capital surplus in accordance with the consent of the sole director (who is also the Company's sole stockholder) on February 10, 1995.

Note 7 - Supplemental Cash Flow Information

Cash paid for interest for the six months ended June 30, 1996, and for the period from inception (April 1, 1995) to December 31, 1995, were as follows:

                                             1996       1995

 Interest                                 $ 4,589     $ 9,483

Note 8 - Capital Leases

Following is a summary of property held under capital leases as of June 30, 1996.

 Office equipment                                     $ 3,133
 Manufacturing equipment                                5,795
                                                        8,928
 Less: accumulated depreciation                        (1,582)
                                                        7,346

Minimum future lease payments under capital leases as of June 30, 1996, for each of the next three years and in the aggregate are:

 Year ended June 30,
 1997                                                 $ 4,147
 1998                                                   1,237
 1999                                                     927
 Total Minimum lease payments                           6,311
 Less: amount representing interest                    (1,176)
 Present value of net minimum lease payments          $ 5,135

Interest rates on capitalized lease vary from 28.9 % to 32.7% and are imputed based on the lower of the Company's incremental borrowing rate at the inception of each lease or the lessor's implicit rate of return.

Note 9 - Accrued Sales Taxes

At June 30, 1996, the Company owed $363,716 in sales taxes to the Comptroller of Public Accounts, State of Texas, for the period beginning January 1, 1995 through June 30, 1996. Such amount is included in accrued liabilities on the accompanying balance sheet. On July 23, 1996, the Company entered into a Voluntary Disclosure Agreement with the Comptroller's Office which requires payment of the sales tax liability over six months, with at least one equal payment per month. As part of this agreement, all penalties will be waived and interest will be waived on the uncollected taxes paid within ninety days. On July 23, 1996, the Company made an initial payment of $75,000 to the Comptroller's Office.

The Company has recorded $1,299 in accrued interest as of June 30, 1996. This represents estimated interest at 9% due for the portion of the liability which will not be paid within the prescribed ninety day period.

Note 10- Going Concern

These statements are presented on the basis that the Company is a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. Although the accompanying financial statements show net income from operations for the six months ended June 30, 1996, the Company has a stockholder's deficit of $711,317 and current liabilities exceed current assets by $1,000,601.

Management plans a private placement equity offering of $1,000,000, which will eliminate the stockholder's deficit and significantly reduce the negative current ratio. Furthermore, the Company believa that current market conditions, coupled with the anticipated expansion of operations in Houston and Austin, will increase cash flow suffficiently to fund current liabilities and expenses.



                   Exhibit 2-Investment Letter


                G/O International Group (USA) Inc.
                              and
                     G/O International, Inc.

                       INVESTMENT LETTER





G/O International Group (USA), Inc.
and
G/O International, Inc.
11849 Wink
Houston, Texas 77024


Re: Acquisition of 8,000,000 shares of the $0.0001 par value per share common stock of G/O International Group (USA), Inc., a Delaware corporation (the "Company").

Gentlemen,

  Pursuant to that certain Reorganization Plan and Agreement ("Plan") among the Company, G/O International, Inc., a Colorado corporation, the Company s parent ("G/O Colorado"), Leather Leather, Inc. a Texas corporation ("LLI") and Kent Bouldin, an individual residing in Dallas Texas and the holder of 10,000 shares of the capital stock of LLI, which constitutes one hundred percent (100%) of the issued and outstanding capital stock of LLI (the "LLI Shareholder") the undersigned has agreed to exchange his shares of the capital stock of LLI for 8,000,000 shares of the Company s $0.0001 par value per share common stock as set forth in the Plan (the "Shares"). In connection therewith, the undersigned hereby acknowledges that he has approved this exchange; that he is aware of all of the terms and conditions of the Plan; that he has received and personally reviewed a copy of any and all material documents regarding the Company and G/O Colorado which have been delivered for his, review, including those documents set forth in Schedule B of the Plan and, based upon such review, desires to acquire the Company's Shares, upon the terms set forth in the Plan. In connection therewith:


1.     Representations and Warranties of the Undersigned.

  (a) Respecting Offering Materials. The undersigned hereby represent and warrant that he:

       (1) has been furnished with those materials and documents set forth in Schedule B to the Plan ("Disclosure Materials").

       (2) has been given the opportunity to ask questions of and receive answers from the officers and directors of the Company and G/O Colorado with respect to the issuance of the Shares pursuant to the Plan, the Shares, the business of the Company and G/O Colorado and any other matters which he considered to be material to his investment decision and all such questions have been answered to his, her or its full satisfaction;

       (3) has not relied on any information or representation other than those set forth in the Company's and G/O Colorado s Disclosure Materials and such other written information and representations as have been provided by the officers and directors of the Company and G/O Colorado pursuant to a specific question or request for additional information;

       (4) has not been presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising.


  (b) Respecting Investor Suitability. The undersigned hereby represents and warrants that he:

       (1) is an "Accredited Investors" as that term is defined in Securities and Exchange Commission Regulation D, promulgated under the Securities Act of 1933, as amended (the Act );

       (2) is capable of bearing the high degree of economic risk associated with this investment including, but not limited to, the possibility of complete loss of all his investment capital;

       (3) has sufficient financial and other resources to provide for anticipated financial needs, without taking into account any income which may be generated as a result of his investment in the Shares, and has no need for liquidity with respect to the investment in the Shares;

       (4) has total investments in illiquid investments that are reasonable in relation to his net worth and can afford the total loss of the investment in the Shares;

       (5) has had substantial experience in the business of investments in one or more of the following: (i) investment experience with securities, such as stock and bonds; (ii) ownership of interests in new ventures and start-up companies; and (iii) experience in business and financial dealings; and

       (6) can protect his interests in an investment of this nature and does not have a "Purchaser Representative," as that term is defined in Regulation D of the Act and does not need such Representative.

       (7) understands and agrees that the Shares acquired pursuant to the Plan have not been and will not be registered under the Act, that the Shares are being offered and sold in reliance upon the exemption from registration afforded by Section 4(2) and Rule 506 of Regulation D as promulgated under the Act and that the Shares have not been registered with any state securities commission or other governmental authority. Undersigned hereby acknowledge that pursuant to the requirements of Section 4(2) and Rule 506 or Regulation D, the Shares acquired from the Company may not be transferred, sold or otherwise exchanged unless registered or in transactions that are exempt therefrom.


       (8) undersigned acknowledges that the Company and G/O Colorado are relying upon the representations made by him, herein in issuing the Shares hereunder without registration under the Act pursuant to an exemption therefrom as provided in Section 4(2) and Rule 506 of Regulation D promulgated thereunder. Undersigned has consulted with legal counsel in connection with this transaction.

       (9) is acquiring the Shares exclusively for his own account and not for the account or benefit or on behalf of another person.



  (c) Respecting Investment Liquidity. The undersigned hereby represent and warrant that he:

       (1) has been advised that the Shares have not been registered under the Securities Act of 1933 in reliance on the exemption provided by Section 4(2) and Rule 506 of Regulation D of the Act relating to transactions not involving a public offering;

       (2) understands that the issuance of the Shares has not been approved or disapproved by the Securities and Exchange Commission or the securities regulatory authority of any state;

       (3) understands that the Shares, are, and will continue to be, unregistered securities which may not be assigned, sold, transferred, conveyed or hypothecated to any person unless such are subsequently registered under applicable Federal and state law, or unless an exemption from such registration is available to both the undersigned and the proposed transferee under such laws;

       (4) understands that, the Company has no obligation or intention to register the Shares for sale under the Act;

       (5) understand that there is at present a limited public market for the Shares and that the lack of a liquid market may make it impossible to liquidate the Shares when desired or at then current asking price, and there can be no assurances that an active public market will ever develop; and

       (6) understands and acknowledges that this investment may be long term, must be held indefinitely, and is, by nature, highly speculative.

Undersigned further represent and warrant that all of the representations and warranties set forth above are true as of the date of this Investment Letter.


2.     Representations and Warranties of the Company

       a. The Company is a corporation organized under the laws of the State of Delaware with full corporate authority to conduct its business as now being conducted,

       b. The issuance of the Shares required to be delivered by the Company pursuant to this Agreement, will have been duly authorized by all necessary corporate action by the Company and will not violate any provision of the corporate statutes or similar organic documents of the Company.

       c. Neither the execution nor delivery of this Investment Letter nor the issuance of Shares, nor the performance, observance or compliance with the terms and provisions of this Investment Letter by the Company will violate any provision of law, any order of any court or other governmental agency, or any indenture, agreement or other instrument to which the Company is a party or by which the Company is bound. This Investment Letter, upon its execution and delivery by the Company and assuming the due authorization, execution and delivery by the other parties hereto, will be the valid, binding, and legally enforceable obligation of the Company.

  d. The Shares, when issued to undersigned will be duly and validly authorized and issued on a fully paid basis with no further right of assessment by the Company. In order to further compliance with the requirements of Regulation D, the Company shall cause the certificates delivered by the Company's transfer agent for delivery to the Purchaser to bear the following legend or one substantially similar thereto, to be contained on the certificate representing the Shares:

  "The securities represented by this certificate have been acquired pursuant to a transaction effected in reliance upon an exemption under the Securities Act of 1933, as amended (the "Act"), and have not been the subject to a Registration Statement under the Act or any state securities act. The securities may not be sold or otherwise transferred in the absence of such registration or applicable exemption therefrom under the Act or any applicable state securities act."

3.     Express Covenants of the Undersigned.

  (a) Respecting Resales and Transfers. The undersigned expressly represent, covenant and warrant that he:

       (1) will not transfer or assign this Investment Letter or any of his rights hereunder, and further agrees that the assignment and transferability of the Shares shall be made only in accordance with this Investment Letter and the Plan; and

       (2) will not, without the prior written consent of the Company, assign, sell, transfer, convey or hypothecate any interest in the Shares to any person, unless the proposed transfer may be lawfully completed without such consent under the applicable provisions of the Securities and Exchange Commission Rule 144 and/or Regulation D or pursuant to a registration.

  (b) Respecting Indemnification of the Company. The undersigned represents, warrants and agrees that he will indemnify and hold the Company and each of its officers, directors and principal shareholders harmless from and against all costs and expenses, including attorney's fees, judgments and amounts paid in settlement, which may be paid or incurred by any such person in connection with or as a result of any claim, demand, action or right of action which in anyway arises from or relates to any breach by the undersigned of any representation, warranty or covenant set forth in this Investment Letter or any incomplete, evasive or misleading answer to any question set forth in herein which has been completed by him and submitted herewith.

4. Restrictive Legend. The Company intends to place the following restrictive legend, or a legend similar thereto, on each certificate representing the Shares:

       "The securities represented by this certificate have been acquired pursuant to a transaction effected in reliance upon an exemption under the Securities Act of 1933, as amended (the "Act"), and have not been the subject to a Registration Statement under the Act or any state securities act. The securities may not be sold or otherwise transferred in the absence of such registration or applicable exemption therefrom under the Act or any applicable state securities act."


5. Notices. All notices or other communications which are, or may be, required or permitted to be given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Company at the address first above written and to the undersigned at the address designated in undersigned's counterpart signature page to this Investment Letter tendered herewith.

6. Governing Law. The offer and other transactions contemplated under this Agreement shall be construed in accordance with the governed by the laws of the Texas.

7. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.











  IN WITNESS WHEREOF, the undersigned has executed this Investment Letter on this ___ day of September, 1996.

                    /ss/Kent Bouldin
                    Signature of Subscriber

                    6724 Pebble Beach Drive
                    Plano, Texas 75043
                    8,000,000 shares

SUBSCRIPTION ACCEPTANCE


  The subscription for Shares set forth in this Investment
Letter is accepted by the Company on this ___ day of September, 1996.


                      G/O International Group (USA) Inc.


                      By:/ss/Samuel Bono
                      Its President




                        Exhibit 3- Finders


                    DIVIDEND ESCROW AGREEMENT


THIS DIVIDEND ESCROW AGREEMENT is made and entered into as of the 17th day of September, 1996 between and among Thomas Pritchard, Esq., of the law firm of Brewer & Pritchard P.C., 1111 Bagby Street, Suite 2450, Houston, Texas 77002, as escrow agent, ("Escrow Agent"), and G/O International, Inc., a Colorado (the "Company").

RECITALS

  WHEREAS, the Company is the holder of a total of 2,000,000 shares of the $0.0001 par value per share common stock of G/O
International Group (USA) Inc., a Delaware corporation;

  WHEREAS, the Company, pursuant to that certain Reorganization Plan and Agreement dated September 17, 1996 among G/O International Group (USA) Inc., a Delaware corporation ("G/O Group"), (ii) G/O International, Inc., a Colorado corporation, (iii) Leather
Leather, Inc., a Texas corporation, and (iv) Kent Bouldin, an individual residing in Dallas Texas (the "LLI Shareholder"), has caused G/O Group to issue to the LLI Shareholder, in exchange for 10,000 shares of the capital stock of LLI tendered by such LLI Shareholder, a total of 8,000,000 of the $0.0001 par value per share common stock of G/O Group and, in addition, has agreed to:
(i) immediately distribute the 2,000,000 shares of $0.0001 par value per share common stock of G/O Group held by the Company to an escrow agent to be held by such escrow agent for further distribution to those G/O Colorado Shareholders or their assigns, determined as of a dividend date selected by G/O Colorado, upon registration by G/O Group of its $0.0001 par value per share common stock either pursuant to the Securities Act of 1933, as amended or pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended;


  WHEREAS, the parties to the Plan desire that Escrow Agent be appointed for the purposes of receiving, holding and distributing the 2,000,000 shares of the G/O Group $0.0001 par value per share common stock to be distributed by the Company to the Company's Shareholders based upon the terms stated herein.


  NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants hereinafter expressed, the parties hereto do hereby agree as follows:

  1. Appointment of Escrow Agent. Escrow Agent is hereby appointed by each of the signatories hereto as agent for the purpose of receiving holding and distributing all Shares delivered into escrow hereunder.

  2. Deposit of Shares.    Simultaneous with the execution and
delivery of this Escrow Agreement, the Company shall deliver to Escrow Agent a share certificate representing a total of 2,000,000 of the $0.0001 par value per share common stock of G/O Group (the "Shares"). The Shares shall be accompanied by: (1) a duly executed irrevocable Assignment Separate From Certificate with executed, in blank, by the Company with signatures guaranteed by a commercial bank or trust company having an office or correspondent in New York City or by a member of the New York Stock Exchange; and (2) a list compiled, as of the dividend date established by the Company, setting forth those shareholders of record of the Company that are entitled to the receipt of the Shares deposited with Escrow Agent and their respective shareholdings in the Company, as of such dividend date ("Shareholders List").


  3. Release of Escrow Shares.  Upon receipt by the Escrow Agent of a copy of the correspondence from the United States Securities and Exchange Commission declaring the registration materials respecting the $0.0001 par value per share common of G/O Group effective, under either the Securities Act of 1933, as amended or under Section 12(g) of the Securities Exchange Act of 1934, as amended, Escrow Agent, shall release the Shares to the Company's shareholders, set forth in the Shareholder List. Each of the Company s shareholders shall receive that number of the G/O Group's $0.0001 par value per share common stock as determined by multiplying 2,000,000 by the fraction determined by dividing the number of shares of each respective shareholder of the Company as
set forth in the Shareholder List by 5,985,372.   Escrow Agent
shall maintain books and records of such Shares distributed, which shall be available for inspection by the Company's shareholders at the offices of the Escrow Agent upon 48 hours prior written request.


     4. Concerning The Escrow Agent. To induce the Escrow Agent to act hereunder, it is further agreed by the Company, that:

     (a) The Escrow Agent shall not be under any duty to give the Shares (the Shares deposited by the Company hereunder shall hereinafter be referred to collectively as the "Escrowed Property") held by it hereunder any greater degree of care than it gives its own similar property.

     (b) This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement.

     (c) The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Escrow Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrowed Property, or any loss of interest incident to any such delay.

     (d) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

     (e) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in accordance with such advice.

     (f) The Escrow Agent does not have any interest in the Escrow Property deposited hereunder but is serving as escrow holder only and having only possession thereof. the Company shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrowed Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amount that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment or funds which are part of the Escrowed Property and it is not responsible for any other reporting. This paragraph and paragraph
(c) shall survive notwithstanding any termination of this Escrow Agreement or the resignation of this Escrow Agent.

     (g) The Escrow Agent makes no representations as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

  (h) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

  (i) The Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrowed Property to any successor Escrow Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any an all further obligations arising in connection with the Escrow Agreement. The resignation of the Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If at the time the Escrow Agent has not received a designation of a successor Escrow Agent, the Escrow Agents sole responsibility after that time shall be to safe keep the Escrowed Property until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the other parties hereto or a Final Order of a Court of competent jurisdiction.

  (j) The Escrow Agent shall have no responsibility for the contents of any writing of the arbitrators or any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the content thereof.

  (k) In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrowed Property until the Escrow Agent shall have received (i) a final non-appealable order of a Court of competent jurisdiction directing delivery of the Escrowed Property or (ii) a written agreement executed by the other parties hereto directing delivery of the Escrowed Property, in which event the Escrow Agent shall disburse the Escrowed Property in accordance with such order or agreement. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said opinion is final and non-appealable. The Escrow Agent shall act on such court order and legal opinions without further question.

  (l) The Company shall pay the Escrow Agent compensation (as payment in full for the services to be rendered by the Escrow Agent hereunder) in accordance with Schedule A attached hereto and incorporated herein at the time of Closing as provided in this Escrow Agreement and agree to reimburse the Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements for its counsel). It is agreed that the Escrow Shares shall be held by Escrow Agent as collateral for such payment of fees or expenses of the Escrow Agent or its counsel which are not paid as provided for herein and Escrow Agent may, after reasonable written notice to the Company liquidate such number of Escrow Shares as is necessary and reasonable to fully reimburse Escrow Agent for any fees or expenses due hereunder. It is understood that the Escrow Agent's fees may be adjusted from time to time to conform to its then-current guidelines.

  (m) The parties hereunder hereby irrevocably submit to the jurisdiction of any court located in Arizona in any action or proceeding arising out of or relating to this Escrow Agreement, and the parties hereby irrevocably agree that all claims in respect of any such action or proceeding shall be heard and determined in such a Arizona court. The parties hereby consent to and grant to any such court jurisdiction over the parsons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of any process or other papers in the manner provided herein above, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

  (n) No printed or other matter in any language (including without limitation prospectuses, notices, reports and promotional material) which mention the name of Escrow Agent or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto.

  (o) The Escrow Agreement shall be binding upon and inure solely to the benefit of the parties hereto and the respective successors and assigns, heirs, administrators and representatives and shall not be enforceable by or inure to the benefit of any third party except as provided in paragraph 7(i) with respect to a resignation by the Escrow Agent. No party may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other parties. This Escrow Agreement shall be construed in accordance with and governed by the internal law of Texas (without reference to its rule as to conflicts of law). To the best knowledge of the principals to this transaction, neither the underlying transaction/purpose nor the Escrow Agreement violate any law or regulation.

  (p) This Escrow Agreement may only be modified by a writing signed by all of the parties hereto, and no waiver hereunder shall be effective unless in writing signed by the party to be charged.

  (q) The Company authorizes the Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it deems appropriate, including. but not limited to the Depository Trust Company and the Federal Reserve Book Entry System.

  5. Effective Date and Termination. This Agreement shall become effective on the date of execution by Escrow Agent. All of the provisions of this Agreement shall be fully performed and the escrow established hereunder shall terminate upon the distribution of all Escrow Shares as contemplated hereby.

  6. Paragraph Headings and Counterpart Signature. All paragraph headings herein are inserted for convenience only. This Agreement may be executed in several counterparts, each of which shall be deemed an original, which together shall constitute one and the same instrument.

   7. Notices. All notices, requests, instructions, or other documents to be given hereunder shall be in writing and sent by registered mail:

  If to the Escrow Agent:
            Thomas Pritchard, Esq.
            Brewer & Pritchard P.C.
            1111 Bagby Street
            Suite 2450
            Houston, Texas  77002

       If to the Company:
            G/O International, Inc.
            11849 Wink
            Houston, Texas 77024



In Witness whereof, the undersigned have execute this Escrow
Agreement this 25th day of September 1996.

ESCROW AGENT

By:/ss/Thomas Pritchard, Esq.
Escrow Agent


G/O International, Inc.

By:/ss/John L. Burns
Its President


                         CLOSING CERTIFICATE
                                 OF
                        G/O INTERNATIONAL, INC.
                       (a Colorado corporation)

                                 AND

                   G/O INTERNATIONAL GROUP (USA) INC.
                       (a Delaware corporation)



     The undersigned, John L. Burns, being the President of G/O
International, Inc., a corporation formed under the laws of the State of Colorado ("G/O Colorado") and a Director of G/O
International Group (USA) Inc., a corporation formed under the laws of the Delaware ("G/O Group") does hereby each certify that:

Each of the representations and warranties of G/O Colorado and G/O Group as contained in that certain Reorganization Plan and Agreement dated September 17, 1996 among Leather Leather, Inc., a Texas corporation ("LLI"), Kent Bouldin, an individual residing in Dallas Texas (the "LLI Shareholder"), G/O Colorado and G/O Group are true and correct as of the date hereof and that all of the conditions to the obligations of LLI and the LLI Shareholder which are to be performed by the G/O Colorado and G/O Group pursuant to the Reorganization Plan and Agreement have been performed as of the Closing Date.

Dated: September 25, 1996

G/O International, Inc.,
a Colorado corporation

By:/ss/John L. Burns
Its President



G/O International Group (USA) Inc.,
a Delaware corporation


By:/ss/John L. Burns
Its Director

                            CLOSING CERTIFICATE
                                    OF
                           LEATHER LEATHER, INC.

                                   AND

                              KENT BOULDIN

   The undersigned, Kent Bouldin, the President of Leather Leather, Inc., a corporation formed under the laws of the State of Texas ("LLI") and an individual residing in Dallas Texas, as LLI's sole shareholder (the "LLI Shareholder"), pursuant to that certain Reorganization Plan and Agreement dated September 17, 1996 among the LLI, G/O International, Inc., a Colorado corporation ("G/O Colorado"), G/O International Group (USA) Inc., a Delaware corporation ("G/O Group") and the LLI Shareholder (the "Reorganization Plan and Agreement") hereby certifies that:

Each of the representations and warranties of the LLI Shareholder and LLI as contained in the Reorganization Plan and Agreement are true and correct as the date hereof and that all of the conditions to the obligations of the G/O Colorado and G/O Group which are to be performed by the LLI and the LLI Shareholder pursuant to the Reorganization Plan and Agreement have been performed as of the Closing Date.

Dated: September 25, 1996


Leather Leather, Inc.,
a Texas corporation


By:/ss/Kent Bouldin
President



By:/ss/Kent Bouldin
Individually as Shareholder